INVESTMENT IN RESIDENTIAL MORTGAGE LOANS - RESIDENTIAL MORTGAGE LOANS (Details) (USD $) In Thousands, unless otherwise specified	6 Months Ended
	Jun. 30, 2013 Integer		Dec. 31, 2012
Weighted average yield	26.50%	[1]
Weighted average coupon	2.12%	[1]
Weighted average life (years)	3 years 4 months 24 days
Reverse Mortgage Loans
Outstanding face amount	$ 56,730		$ 83,000
Carrying value	$ 33,636
Loan count	328
Weighted average yield	10.60%
Weighted average coupon	5.10%	[2]
Weighted average life (years)	4 years 1 month 6 days	[3]
Floating rate loans as a percent of face amount	20.70%

[1]	(G) The total outstanding face amount was $ 18.4 million for fixed rate securities and $ 1.97 billion for floating rate securities.
[2]	(A) Represents the stated interest rate on the loans.Accrued interest on reverse mortgage loans is generally added to the principal balance and paid when the loan is resolved.
[3]	(A) The weighted average life is based on the expected timing of the receipt of cash flows.